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                       NATIONWIDE LIFE INSURANCE COMPANY
                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                P.O. BOX. 182150
                            COLUMBUS, OH 43218-2150


                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Mode of Premium - Single, Annual, Semi Annual,
                                   Quarterly, Monthly

                 Death Benefit Option I, II or III

                 Riders - Subject To Current State Approval


THE FOLLOWING FORMS ARE INCLUDED WITH THIS APPLICATION:

[ ] Illustration                 [ ] Collateral Assignment Split Dollar    [ ] Check Amount $__________
[ ] HIV Informed Consent Form    [ ] Endorsement Split Dollar Form         [ ] Split Commission Form
[ ] Replacement Form(s)          [ ] Trust Documents                       [ ] Pre-authorized Payment
[ ] 1035 Exchange Form                   Irrevocable                               Request and Void Check
[ ] 1035 Exchange Disclosure             Deferred Comp                     [ ] Advanced Premium Deposit
[ ] 1035 Life Policy/Lost                Split Dollar Executive Bonus              Authorization
        Policy Affidavit         [ ] Limited Power of Attorney             [ ] Other____________________
[ ] Avocation Supplement         [ ] Dollar Cost Averaging Request         [ ] Other____________________
[ ] Aviation Supplement          [ ] Asset Rebalancing Request             [ ] Other____________________
[ ] Financial Supplement         [ ] Personal History Form                 [ ] Other____________________

         PLEASE USE CORRECT FORM FOR STATE WHERE APPLICATION IS SIGNED.

                       PLEASE CONFIRM ALLOCATION CHOICES.


--------------------------------------------------------------------------------
VLOB-41                                                                  (11/97)

                     [ ] NATIONWIDE INSURANCE COMPANY
                     [ ] NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE              P.O. BOX 182150, COLUMBUS, OH 43218-2150
-------------------------------------------------------------------------------------------------
1. PRIMARY INSURED
-------------------------------------------------------------------------------------------------
   Name of Primary Insured                            Sex    Age        Date of Birth     /  /
                          --------------------------     ---    ---                   -----------
--
  (first, middle, last)
  Birth Place                Drivers License #                Social Security Number    -  -
             --------------                   --------------                        -------------

--
  Address                                     City                  State            Zip
         --------------------------------         -------------          ---------      ---------
  Occupation                                 Former Name  (if applicable)
            -----------------------------                                ------------------------
  Telephone - Home      (   )                       Best Time To Call:        A.M.       P.M.
                        ------------------------                          ----       ----
  Telephone - Business  (   )                       Best Time To Call:        A.M.       P.M.
                        ------------------------                          ----       ----
-------------------------------------------------------------------------------------------------
2. SPOUSE (if to be insured on a Spouse Rider.)
-------------------------------------------------------------------------------------------------
   Name of Spouse                                     Sex    Age        Date of Birth     /  /
                 -----------------------------------     ---    ---                   -----------
--
  (first, middle, last)
  Birth Place                Drivers License #                Social Security Number    -  -
             --------------                   --------------                        -------------

--
  Address                                     City                  State            Zip
         --------------------------------         -------------          ---------      ---------
  Occupation                                 Former Name  (if applicable)
            -----------------------------                                ------------------------
---------------------------------------------------------------------------------------------------
3. CHILDREN (If to be insured on a Children's Rider.)
---------------------------------------------------------------------------------------------------
    FULL NAMES OF      SEX    AGE    DATE OF BIRTH     HEIGHT          WEIGHT       RELATIONSHIP TO
      CHILDREN                     MO.   DAY   YEAR   FT.   IN.  CURRENT  1YR.AGO   PRIMARY INSURED
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
4. OWNER (If someone other than the Primary Insured.)
---------------------------------------------------------------------------------------------------
   Name of Owner                                                          Date of Birth     /  /
                 -----------------------------------------                             ------------
--
  (first, middle, last)
--
  Address                                     City                  State            Zip
         --------------------------------         -------------          ---------      ----------
  Relationship to Primary Insured                          Social Security Number       -     -
                                 ---------------------------                         -------------
--
---------------------------------------------------------------------------------------------------
5. CONTINGENT OWNER (will be Owner if Owner dies.) (Complete on every juvenile application.)
---------------------------------------------------------------------------------------------------
   Name of Contingent Owner                                              Date of Birth     /  /
                           -----------------------------------------                   ------------
--
  (first, middle, last)
--
  Address                                     City                  State            Zip
         --------------------------------         -------------          ---------      ----------
  Relationship to Primary Insured                             Social Security Number     -   -
                                 ---------------------------                         -------------
--
---------------------------------------------------------------------------------------------------
6. PRIMARY BENEFICIARY/CONTINGENT BENEFICIARY (If more space is needed continue in Part 25.)
---------------------------------------------------------------------------------------------------
                                                    DATE OF       RELATIONSHIP          SOCIAL
    FULL NAME OF BENEFICIARY        ADDRESS          BIRTH        TO INSURED          SECURITY #
PRIMARY:
                                                      / /                               -   -
   ------------------------   -------------------  ---------       -----------       -----------

                                                      / /                               -   -
   ------------------------   -------------------  ---------       -----------       -----------
   CONTINGENT: (Will be beneficiary if Primary Beneficiary dies before Primary Insured.)
                                                      / /                               -   -
   ------------------------   -------------------  ---------       -----------       -----------
                                                      / /                               -   -
   ------------------------   -------------------  ---------       -----------       -----------
---------------------------------------------------------------------------------------------------
7. PLAN
---------------------------------------------------------------------------------------------------
   SPECIFIED AMOUNT $
                     ----------------------
   TARGET SPECIFIED AMOUNT (INCLUSIVE OF ADDITIONAL PROTECTION RIDER)  $
                                                                        --------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
8. RIDERS
---------------------------------------------------------------------------------------------------
   [ ] WAIVER OF MONTHLY DEDUCTION RIDER                 [ ] GUARANTEED MINIMUM DEATH BENEFIT RIDER
   [ ] ACCIDENTAL DEATH BENEFIT RIDER - AMOUNT  $
                                                 --------------
   [ ] SPOUSE RIDER - AMOUNT $                           [ ] CHILDREN'S RIDER - AMOUNT $
                              ---------------------                                      ----------
   [ ] ADDITIONAL PROTECTION RIDER (ATTACHED SCHEDULE OF TARGET SPECIFIED AMOUNTS IF ANY CHANGES
APPLIED FOR)

   [ ] OTHER
            ----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
VLOB-41                                                                (11/97)


-----------------------------------------------------------------------------------------------------------------------------------
9. ?????????????
-----------------------------------------------------------------------------------------------------------------------------------
   [ ] OPTION 1  [THE SPECIFIED AMOUNT, OR A MULTIPLE OF THE CONTRACT VALUE, WHICHEVER IS GREATER]
   [ ] OPTION 2  [THE SPECIFIED AMOUNT, PLUS THE CONTRACT VALUE, OR A MULTIPLE OF THE CONTRACT VALUE, WHICHEVER IS GREATER]
   [ ] OPTION 3  [THE SPECIFIED AMOUNT, PLUS THE PREMIUM ACCUMULATION AT _______% INTEREST OR A MULTIPLE OF THE CONTRACT VALUE,
                  WHICHEVER IS GREATER]
                               [IF NO OPTION IS SELECTED HERE, OPTION 1 IS ELECTED.]
-----------------------------------------------------------------------------------------------------------------------------------
10. PREMIUM AND MODE
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL PREMIUM DEPOSIT                                            PLANNED PREMIUM
[paid with application]                 [ ] SINGLE PREMIUM $__________      [ ] MONTHLY [Electronic Funds Transfer]
                                        [ ] ANNUAL         $__________          $__________ [Attach completed
$____________                           [ ] SEMI-ANNUAL    $__________          authorization and void check]
                                        [ ] QUARTERLY      $__________      [ ] OTHER
                                                                                $__________
-----------------------------------------------------------------------------------------------------------------------------------
11. ALLOCATIONS
-----------------------------------------------------------------------------------------------------------------------------------
FOR CONTRACTS ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY OWNER EXERCISING THE SHORT TERM RIGHT TO CANCEL; NET
PREMIUMS WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED ACCOUNT IF SELECTED UNTIL THE
END OF THE RIGHT TO CANCEL PERIOD. AT THE END OF THIS PERIOD, YOUR CONTRACT VALUE WILL BE ALLOCATED TO THE SUBACCOUNTS INDICATED
BELOW. FOR STATES REQUIRING A RETURN OF CASH VALUE YOUR NET PREMIUM WILL BE ALLOCATED TO THE SUBACCOUNTS AT THE BEGINNING OF THE
SHORT TERM RIGHT TO CANCEL PERIOD. YOUR SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 5%. NO
FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. [IF NO
ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.]

                       NATIONWIDE SEPARATE ACCOUNT TRUST
                           _____% Money Market Fund
                           _____% Government Bond Fund
                           _____% Total Return Fund
                           _____% Capital Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------
 12. SUITABILITY (Variable Products Only)
-----------------------------------------------------------------------------------------------------------------------------------
     A. DO YOU UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE MAY INCREASE DEPENDING ON THE            YES    NO
        INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT? ..................................................     [ ]   [ ]
     B. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES? ........     [ ]   [ ]
     C. HAVE YOU RECEIVED A CURRENT COPY OF THE PROSPECTUS? .............................................     [ ]   [ ]
-----------------------------------------------------------------------------------------------------------------------------------
 13. INSURANCE INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
     a. List all Life Insurance not in force on each person here proposed for insurance. If None, write "NONE"
    -----------------------------------------------------------------------------------------------------------------
          TO BE              PERSON     COMPANY       POLICY NUMBER       AMOUNT        YEAR           ACCIDENTAL
        REPLACED?                                                                      ISSUED            DEATH

     [ ] YES    [ ] NO
    -----------------------------------------------------------------------------------------------------------------
     [ ] YES    [ ] NO
    -----------------------------------------------------------------------------------------------------------------
     [ ] YES    [ ] NO
    -----------------------------------------------------------------------------------------------------------------
     [ ] YES    [ ] NO
    -----------------------------------------------------------------------------------------------------------------
     b. Will the insurance applied for replace existing Life Insurance or Annuities on any person here proposed for
        insurance?   YES
     NO
        [If "yes", so indicate beside a above].....................................................           [ ]   [ ]
        (Complete and send replacement forms and/or 1035 Exchange forms where applicable.)
     c. Are you [or anyone here proposed for coverage] now applying for Life Insurance with any other company?
        If "yes", state the company, kind of policy and face amount being applied for .............           [ ]   [ ]
        _______________________________________________________________________________________________________________
        _______________________________________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
14.
-----------------------------------------------------------------------------------------------------------------------
INSURED                      HEIGHT      WEIGHT CURRENT    WEIGHT 1 YR AGO    REASON FOR WEIGHT GAIN OR LOSS
-----------------------------------------------------------------------------------------------------------------------
Primary Insured              Ft.   In.             Lbs.              Lbs.
-----------------------------------------------------------------------------------------------------------------------
Spouse [if to be insured]    Ft.   In.             Lbs.              Lbs.
-----------------------------------------------------------------------------------------------------------------------
15. TOBACCO USE
-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRIMARY        SPOUSE (if to
                                                                                           INSURED         be insured)
                                                                                       ---------------   ---------------
                                                                                       [ ] YES  [ ] NO   [ ] YES  [ ] NO
    a. Have you used tobacco in any form in the past 12 months?______________________
    b. If "yes", specify the kind of tobacco use? (cigarettes, pipe, cigars, chewing,  ---------------   ---------------
etc.)                                                                                  ---------------   ---------------
    C. How many times per day?_______________________________________________________
------------------------------------------------------------------------------------------------------------------------
16. PERSONAL INFORMATION
------------------------------------------------------------------------------------------------------------------------
    The question in this part apply to all persons who are being proposed for insurance on this application. All
    questions are to be answered by each adult listed in parts 1 and 2 and for each child listed in part 3.     YES   NO
    a. Have you ever had any application for Life or Health Insurance [or for reinstatement of Life and Health Insurance]
       declined, postponed, rate-up or limited? [If "Yes", provide details below]_____________________________  [ ]   [ ]
    b. Have you ever applied for or received disability payments for any illness or injury? [If "Yes", provide
       details below.]                                                                                          [ ]   [ ]
    c. In the past 3 years have you engaged in, or do you intend to engage in:
       flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of body-contact or life-threatening sport? [If "Yes", complete an Aviation/Hazardous
       Activities Questionnaire.]_____________________________________________________________________________  [ ]   [ ]
    d. Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated; or been convicted in the past three years of more than one moving violation? [If "Yes",
       give full details below.]______________________________________________________________________________  [ ]   [ ]
    e. Except as prescribed by a physician, have you ever used,or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? [If "Yes", give frequency, most recent date, and type
       of drugs below.]_______________________________________________________________________________________  [ ]   [ ]
    f. Have you ever been convicted of a felony, misdemeanor, or any other crime? [If "Yes", provide details
       below.]________________________________________________________________________________________________  [ ]   [ ]
    Details of any "yes" answers [indicate name of person]:___________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
-------------------------------------------------------------------------------------------------------------------------
17. PERSONAL PHYSICIANS
-------------------------------------------------------------------------------------------------------------------------
    Name, address, and telephone number of Personal Physician[s]; GIVE DATE AND REASON LAST CONSULTED.
    a. Primary insured:__________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    b. Spouse (if to be insured):________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    c. Children (if to be insured) (If children have different doctors, match doctors to specific children):
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
    _____________________________________________________________________________________________________________________
-------------------------------------------------------------------------------------------------------------------------

All questions are to be answered by each adult listed in parts 1 and 2 and for each child listed in part 3.
For each "yes" answer, circle the appropriate item, and provide details in #21 below.
------------------------------------------------------------------------------------------------------------------------
18. MEDICAL QUESTIONS
------------------------------------------------------------------------------------------------------------------------
    To the best of your knowledge and belief, has anyone here proposed for insurance in the past 10 years been
    treated for or been diagnosed by a member of the medical profession as having:                              YES  NO
    a. Heart attack, angina (or other pain, discomfort, or tightness of the chest), shortness of breath, palpitation, heart murmur, rheumatic fever, or any other disease of the heart or blood vessels?_________  [ ] [ ]
    b. High blood pressure [hypertension], anemia, or any other disease of the blood?__________________________  [ ] [ ]
    c. Recurrent dizziness or headaches, fainting spells, convulsions, seizures, epilepsy, stroke, Alzheimer's disease, Parkinson's disease, multiple sclerosis, or chronic brain syndrome, neurosis, affective disorder, psychosis, or any other brain, nervous, or mental disorder?_____________________________________________  [ ] [ ]
    d. Asthma, emphysema, tuberculosis, coughing or spitting blood, bronchitis, pleurisy, persistent cough, or any other disease of the lungs or respiratory system?___________________________________________________  [ ] [ ]
    e. Any disease or disorder of the eyes, ears,nose or throat, or any defect of sight, hearing or speech?____  [ ] [ ]
    f. Colitis, ulcer, hernia, persistent diarrhea, rectal bleeding, or any other disease or disorder of the stomach, intestines, or rectum?_________________________________________________________________________  [ ] [ ]
    g. Kidney stones, nephritis, venereal disease, or any other disease of the kidneys, bladder, prostate, testes, breasts, uterus, ovaries, or any other part of the urinary tract or reproductive system?________  [ ] [ ]
    h. Sugar, albumin, blood, or pus in the urine?_____________________________________________________________  [ ] [ ]
    i. Diabetes, or any disease of the liver, thyroid, or gallbladder?_________________________________________  [ ] [ ]
    j. Cancer, or any malignant or benign tumor or cyst, or any disease of the skin or lymph glands?___________  [ ] [ ]
    k. Arthritis, rheumatism, or gout; or any chronic back or muscle condition?________________________________  [ ] [ ]
    l. Phlebitis, varicose veins, or nay deformity, paralysis, or loss of limb?________________________________  [ ] [ ]
    m. Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations?_______________________________  [ ] [ ]
    n. AIDS [acquired immune deficiency syndrome], ARC [AIDS-related complex], or any other AIDS-related condition, or received a positive result of an HIV test?________________________________________________  [ ] [ ]
    o. Any chronic or persistent disease not mentioned previously?_____________________________________________  [ ] [ ]
------------------------------------------------------------------------------------------------------------------------
19. SUPPLEMENTAL MEDICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------
    Within the past five years, has anyone here proposed for insurance:                                         Yes  No
    a. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner, or by any hospital, clinic, or other medical facility not previously mentioned? [If it was for a "check-up", annual physical, employment physical, etc., so state and give findings and results in #21 below.]______________  [ ] [ ]
    b. Had any disease, disorder, injury, or operation not previously mentioned?_______________________________  [ ] [ ]
    c. Had any x-rays, electrocardiograms, or other medical tests for reasons not covered above?_______________  [ ] [ ]
    d. Been advised to have any surgery, hospitalization, treatment or test that was not completed?____________  [ ] [ ]
------------------------------------------------------------------------------------------------------------------------
20. FAMILY HISTORY
------------------------------------------------------------------------------------------------------------------------
    Has either of your natural parents experienced cardiovascular disease or death prior to age 60? [If "yes", provide details below.]
    ___________________________________________________________________________________________________________  [ ] [ ]
------------------------------------------------------------------------------------------------------------------------
21. DETAILS OF MEDICAL HISTORY
------------------------------------------------------------------------------------------------------------------------
  Question
  Number &    PERSON     DATES     DETAILS [Be specific. Give full names, addresses and telephone numbers [if available]
   Letter                                  of physicians, hospitals, etc.]
------------------------------------------------------------------------------------------------------------------------
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
22.
------------------------------------------------------------------------------------------------------------------------
I understand Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company will not accept any premium with this application and the receipt will not be in effect and must not be detached if any person here proposed for insurance has ever been treated for or been diagnosed by a physician as having:
    high blood pressure, angina, or chest pain or discomfort; heart attack, heart murmur, or other heart disorder;
    epilepsy, stroke or diabetes; acquired immune deficiency syndrome [AIDS], AIDS-related complex [ARC], any AIDS-related disorder or positive HIV test result; any brain, nervous, or mental disorder; any drug or alcohol addiction; any kidney disorder [other than kidney stones]; or any cancer or other malignancy.
------------------------------------------------------------------------------------------------------------------------
23. TAXPAYER IDENTIFICATION NUMBER
------------------------------------------------------------------------------------------------------------------------
Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the
Company with certification that their taxpayer identification number is correct. [For most individuals, this is their
Social Security Number.] If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you [known as backup withholding]. It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.

[ ] Check this box if the Internal Revenue Service has notified you that you are NOT subject to the provisions of this law.

Otherwise, your signature on this application is certification that the taxpayer identification number on this application is true, correct,and complete.
------------------------------------------------------------------------------------------------------------------------
24. IMPORTANT NOTICE
------------------------------------------------------------------------------------------------------------------------
I understand that the Death Benefit under a Variable Life Insurance Policy may increase or decrease, depending on the investment return on the Subaccount(s) I select. Regardless of investment return, the Death Benefit can never be less than the Specified Amount, as long as the Policy is in force. The Contract Value may increase or decrease on nay day, depending on the investment return for the Policy. No minimum Contract Value is guaranteed. On request, we will furnish illustrations of benefits, including Death Benefits and Contract Values for a Variable Life Insurance Policy and a Fixed
Life Insurance Policy for the same premium.
------------------------------------------------------------------------------------------------------------------------
25. SPECIAL INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                              AGREEMENT, AUTHORIZATION AND SIGNATURES
I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

1. This application, any amendments to it,and any related medical examinations will become a part of the Policy and are the basis of any insurance issued upon this application.

2. Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3. No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

4. If the full first premium payment is made in exchange for a Temporary Insurance Receipt [with the same date and number as this form], Nationwide will only be liable to the extent set forth in that receipt.

5. If the full first premium is not paid with this application, then insurance will only take effect when all of the following conditions are met:

   a. If a Policy is issued by Nationwide and is accepted by me; and

   b. If the full first premium is paid; and

   c. If all the answers and statements made on the application, medical examination(s) and amendments continue to be true to the best of my knowledge and belief.

I have received the pre-notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau
disclosure form. I certify that the Social Security Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility; any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Insurance Company, or its reinsurers.
This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at___________________________________________________________________________, on______________________, ______.
-------------------------------------------------------
I have truly and accurately recorded all Proposed
insured's answers on this application and have
witnessed his/her/their signature(s) hereon.               ___________________________________________________________
                                                                  Signature of Primary Insured [If over age 14]
To the best of my knowledge, the insurance applied for
[ ] will [ ] will not [CHECK ONE] replace any life         ___________________________________________________________
insurance or annuity.                                                 Signature of Spouse [if to be insured]

_______________________________________________________    ___________________________________________________________
   Licensed Resident Agent Signature    Firm                Signature of Applicant [if other than the Primary Insured]

_______________________________________________________    ___________________________________________________________
   Agent's Name [Print]           License ID Number                             Signature of Owner
-------------------------------------------------------
   No.
------------------------------------------------------------------------------------------------------------------------

This XXXXXXXXXXXXXXXXXXX be any temporary insurance unless the XXXXXXXX required by the Company has been paid at the time of this application.
                          TEMPORARY INSURANCE RECEIPT          No.
NATIONWIDE LIFE INSURANCE COMPANY/NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                 COLUMBUS, OHIO

Received from_________________ this_____________ day of___________________,____

the sum of_____________________________ dollars [$_____________________].

The temporary insurance that is provide by this receipt is for the coverage afforded by the initial premium deposit that is shown in question 10 on page 2 of the application which has the same date and number as this receipt; except that the total coverage with this Company under this and all other receipts will not exceed $1,000,000 on the person who is proposed for insurance, regardless of the total amount(s) or number of receipts or applications.

In coverage afforded by the premium shown in question 10 on page 2 is more than $1,000,000 of insurance under this and/or any other application, the company's liability will be no more than $1,000,000 plus a prorated return of premium submitted in excess of the premium required to afford the $1,000,000 of insurance coverage.

Temporary insurance for the person who is proposed for coverage will be in force on the date of this receipt, subject to the terms of the policy applied for in this application. Coverage will end on the earliest of:

  1. The date the policy is issued. [The policy will replace the temporary insurance.]

  2. The date the Company returns the premium deposit and mails a written notice to the Applicant that said insurance has ended for each person who is proposed for insurance.

  3. The 45th day after the date of this receipt [unless the receipt has been replaced earlier or has ended as noted in 1 or 2].

Fraud or material misrepresentation in this application voids the agreement. In such cases, the Company's only liability is for a refund of the payment made.

If any person who is proposed for coverage dies by suicide, the Company's only liability with respect to that person under this receipt is for a refund of payment made for that person's portion of the insurance applied for.


I have read and agree to the terms of this receipt.

_________________________________________________        _________________________________________________
Signature of Proposed Insured [if over age 14]            Licensed Resident Agent Signature


_________________________________________________        _________________________________________________
Signature of Applicant if other than Insured                                  Date

                                IMPORTANT NOTICE
                      DETACH AND GIVE TO PROPOSED INSURED
 PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1. An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

2. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life Insurance Company/ Nationwide Life and Annuity Insurance Company, Box 182150, Columbus, Ohio 43218-2150.

                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential, Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance
Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. [Medical information will be disclosed only to your attending physician.] If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number [617] 426-3660.

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company or its reinsurer[s] may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       AGENT'S CERTIFICATE
                            These questions must be answered by the Agent who solicited this application.

1. Who began negotiations for this application? [ ] Agent        8. Primary Insured employed by____________________________________
   [ ] Primary Insured  [ ] Owner   [ ] Other______________         _______________________________________________________________

2. How well do you know the Primary insured?                        Kind of business_______________________________________________
   [ ] Met very recently [ ] Known well for  ______________         Address________________________________________________________
   years
   [ ] Know slightly for   _________________ years                  _______________________________________________________________
   Relative - State relationship___________________________         Length of time Primary Insured in this occupation__________Yrs.

3. Purpose of insurance:                                         9. Spouse [if to be insured] employed by__________________________
   Personal: [ ] Death Benefit     [ ] Retirement Benefit           _______________________________________________________________
             [ ] Educational Funding
   Business: [ ] Executive Bonus   [ ] Split Dollar                 Kind of business_______________________________________________
             [ ] Deferred Compensation [ ]                          Address________________________________________________________
             Buy/Sell                                               _______________________________________________________________
             [ ] Key Person                                         Length of time Spouse in this occupation____________Yrs.
             [ ] Other_____________________________________
                                                                10. If anyone proposed for insurance is between ages 0-14:
                                                                    a. Did you see each child at the time of application?
4. Primary Insured's Marital Status: [ ] Married [ ] Single            [ ] Yes  [ ] No  If "no", explain:__________________________
   [ ] Divorced  [ ] Separated  [ ] Widow/Widower                    ______________________________________________________________

5. Payor-If someone other then the Primary Insured [listed           b. How much insurance is in force with all companies:
   in Part 1] or the Owner [listed in Part 4] is to be                  On the Parents: $____________________/_____________________
   billed for the premium on this policy, list here:                    On the Owner or Guardian: $________________________________
   Payor's Name____________________________________________             On Primary Insured's                  On Primary Insured's
   Address_________________________________________________                  Brothers                               Sisters
   ________________________________________________________             ---------------------                 ---------------------
   Relationship to Primary Insured                                        Age        Amount                    Age        Amount
                                                                        ______  $____________                  ______  $___________
6. Complete VLOB-40 if Specified Amount is $1,000,001+.                 ______  $____________                  ______  $___________
   Complete VLO-480, Part II, if $500,001 through                       ______  $____________                  ______  $___________
   $1,000,000.                                                          ______  $____________                  ______  $___________
   Primary Insured's Annual Income $_______________________
                 Net Worth $_______________________________          C.                Income                          Net Worth
          Spouse's Annual Income $_________________________             Father's $________________                $________________
                 Net Worth $_______________________________             Mother's $________________                $________________
   Additional Insured Annual Income $______________________             Owner's  $________________                $________________
                 Net Worth $_______________________________
7. Lived at present address_____years
   Tax Municipality________________________________________
   Previous address [if at current address less than 2 years]
   ________________________________________________________
   ________________________________________________________

REMARKS____________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

Unless indicated below Nationwide will                                                                                    Initial
order requirements. I have ordered:    ____________________________________________________________  _____________     Confirmation
                                                     Licensed Resident Agent Signature                    Date
[ ] Physical Measurements                                                                                         [ ] Confirmation
[ ] Paramed Exam   [ ] Blood           ____________________________________________________________  _____________    Via Telephone
[ ] Physician Exam [ ] Urine                            Print Agent Name and Number                    Telephone
[ ] EKG            [ ] Stress EKG                                                                                  [ ] Confirmation
[ ] X-Ray          [ ] Inspection      ____________________________________________________________  _____________     Via Fax
                                                               Name of Firm                               Fax
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

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Communication and Policy Mailing
[ ] Commercial Inspection
[ ] Alternate Inspection
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VLOB-41